UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Essential Therapeutics, Inc., et al.	Case No. 03-11317 (MFW)
Debtor	Chapter: 11

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.” Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	Yes
Certificates of Insurance:
Workers Compensation	Yes
Property	Yes
General Liability	Yes
Vehicle	Yes
Other:
Evidence of Debtor in Possession Bank Accounts
Tax Escrow Account	N/A
General Operating Accounts	Yes
Other:
Other:

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ Paul J. Mellett Signature of Debtor	06/03/2003

Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Essential Therapeutics, Inc., et al.	Case No. 03-11317 (MFW)
Debtor	Chapter: 11

Fleet Bank
Account Number: 9429246901
ABA: 011000138
100 Federal Street
9th Floor
Mailcode: MADE1009G
Boston, MA 02110

Fleet Bank
Account Number: 9427759535
ABA: 011000138
100 Federal Street
9th Floor
Mailcode: MADE1009G
Boston, MA 02110

Fleet Bank
Account Number: 9412142452
ABA: 011000138
100 Federal Street
9th Floor
Mailcode: MADE1009G
Boston, MA 02110

Fleet Bank
Account Number: 9429240139
ABA: 011000138
100 Federal Street
9th Floor
Mailcode: MADE1009G
Boston, MA 02110

Silicon Valley Bank
Account Number: 05027950-71
ABA: 121140399
3003 Tasman Drive
Santa Clara, CA 95054

Silicon Valley Bank
Account Number: 05027950-72
ABA: 121140399
3003 Tasman Drive
Santa Clara, CA 95054

In re: Essential Therapeutics, Inc., et al	Case No.: 03-11317 (MFW)

Cash Flow Projections for the 12 Month Period: May 1, 2003 through April 30, 2004

Form MOR-1

	May-03	Jun-03	Jul-03	Aug-03	Sep-03	Oct-03	Nov-03	Dec-03	Jan-04	Feb-04	Mar-04	Apr-04
Cash, Beginning of Month	18,484,973	18,137,591	18,049,855	17,723,796	17,254,772	16,831,489	16,462,072	16,165,155	15,895,113	15,603,209	15,301,306	15,545,028
Receipts
Cash Sales	—	—	—	—	—	—	—	—	—	—	—	—
Accounts Receivable	—	—	—	—	—	—	—	—	—	—	—	—
Loans and Advances	100,466	20,625	—	—	28,625	—	—	20,625	—	—	535,625	—
Sale of Assets	37,022	540,000	—	—	—	—	—	—	—	—	—	—
Other (See attached)	540,660	391,385	370,359	820,019	—	—	—	—	—	—	—	—

Total Receipts	678,148	952,010	370,359	820,019	28,625	—	—	20,625	—	—	535,625	—

Disbursements
Net Payroll	326,627	230,202	185,571	127,962	108,392	108,392	108,392	108,392	112,728	112,728	112,728	112,728
Payroll Taxes	48,994	34,530	27,836	19,194	16,259	16,259	16,259	16,259	16,909	16,909	16,909	16,909
Sales, Use and Other Taxes	10,000	—	—	10,000	—	—	10,000	—	—	10,000	—	—
Inventory Purchases	—	—	—	—	—	—	—	—	—	—	—	—
Secured Rental/Leases	57,750	57,750	57,750	132,797	82,766	82,766	82,766	82,766	82,766	82,766	82,766	82,766
Insurance	—	—	—	60,000	—	—	—	—	—	—	—	130,000
Administrative & Selling	13,500	13,500	13,500	13,500	13,500	13,500	13,500	13,500	13,500	13,500	13,500	13,500
Other (See attached)	368,659	503,765	204,261	825,589	130,991	41,000	41,000	41,000	41,000	41,000	41,000	41,000
Professional Fees	200,000	200,000	200,000	100,000	100,000	100,000	25,000	25,000	25,000	25,000	25,000	25,000
U.S. Trustee Fees	—	—	7,500	—	—	7,500	—	3,750	—	—	—	3,750
Court Costs	—	—	—	—	—	—	—	—	—	—	—	—

Total Disbursements	1,025,530	1,039,747	696,418	1,289,043	451,908	369,417	296,917	290,667	291,903	301,903	291,903	425,653

Net Cash Flow	(347,382)	(87,737)	(326,059)	(469,024)	(423,283)	(369,417)	(296,917)	(270,042)	(291,903)	(301,903)	243,722	(425,653)

Cash, End of Month	18,137,591	18,049,855	17,723,796	17,254,772	16,831,489	16,462,072	16,165,155	15,895,113	15,603,209	15,301,306	15,545,028	15,119,375

In re: Essential Therapeutics, Inc., et al	Case No.: 03-11317 (MFW)

Continuation Sheet for Initial MOR-1

Other Receipts

	May-03	Jun-03	Jul-03	Aug-03	Sep-03	Oct-03	Nov-03	Dec-03	Jan-04	Feb-04	Mar-04	Apr-04
Other Receipts
Sublease income-Naxcor	50,359	50,359	50,359	50,359	—	—	—	—	—	—	—	—
Return of Portola security deposit	—	—	—	150,000
Return of PG&E utility deposit	—	—	—	124,660
Fujisawa R&D reimbursement	75,000	245,000	320,000	120,000	—	—	—	—	—	—	—	—
Fujisawa FTE reimbursement	375,000	—	—	375,000	—	—	—	—	—	—	—	—
J&J Patent reimbursement	40,302	—	—	—	—	—	—	—	—	—	—	—
Pfizer Patent reimbursement	—	45,616	—	—	—	—	—	—	—	—	—	—
SPAH Patent Reimbursement	—	50,410	—	—	—	—	—	—	—	—	—	—

Total Other Receipts	$540,660	$391,385	$370,359	$820,019	$—	$—	$—	$—	$—	$—	$—	$—

In re: Essential Therapeutics, Inc., et al	Case No.: 03-11317 (MFW)

Continuation Sheet for Initial MOR-1

Other Disbursements

	May-03	Jun-03	Jul-03	Aug-03	Sep-03	Oct-03	Nov-03	Dec-03	Jan-04	Feb-04	Mar-04	Apr-04
Other Disbursements
Severance	$185,378	$312,515	$23,011	$490,789	$34,991	$—	$—	$—	$—	$—	$—	$—
Consultants	47,775	36,250	36,250	31,000	31,000	31,000	31,000	31,000	31,000	31,000	31,000	31,000
Decontamination Costs	40,000	20,000	10,000	50,000	50,000	—	—	—	—	—	—	—
Contract Services	85,506	125,000	125,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000
Travel expenses	10,000	10,000	10,000	10,000	10,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000
Prepetition payments	—	—	—	238,800	—	—	—	—	—	—	—	—

Total Other Disbursements	$368,659	$503,765	$204,261	$825,589	$130,991	$41,000	$41,000	$41,000	$41,000	$41,000	$41,000	$41,000